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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                          __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 19, 2001



                           ENCORE MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


               000-26538                          65-0572565
        (Commission File Number)        (IRS Employer Identification No.)


      9800 Metric Blvd., Austin, Texas                 78758
  (Address of principal executive offices)           (Zip Code)


                                  512-832-9500
               Registrant's telephone number, including area code
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 19, 2001, management of Encore Medical Corporation, a Delaware corporation (the "Company"), dismissed PricewaterhouseCoopers LLP ("PWC"). KPMG LLP has been engaged as independent auditors effective upon PWC's termination. The decision to change auditors was recommended by the audit committee of the Board of Directors and approved by the Board of Directors.

     The reports of PWC on the Company's consolidated financial statements for the fiscal years ended December 31, 2000, and December 31, 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with its audits of the Company's financial statements for the fiscal years ended December 31, 2000, and December 31, 1999, and in the subsequent period through September 19, 2001, there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the matter in its reports on the financial statements for such years.

     During the two years ended December 31, 2000, and the subsequent period through September 19, 2001, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable events" means any of the items listed in paragraphs (a)(1)(v)(A)-(D) of Item 304 of Regulation S-K.

     Effective September 19, 2001, the Company engaged KPMG LLP as its independent auditors. During the two years ended December 31, 2000 and through September 19, 2001, neither the Company nor anyone on its behalf consulted KPMG LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has KPMG LLP provided to the Company a written report or oral advice regarding such principles or audit opinion.

     The Company provided PWC with a copy of this disclosure and requested PWC to furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of that letter dated September 25, 2001 is filed as an Exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.
          16. Letter from PWC to the Securities and Exchange Commission dated September 25, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September 26, 2001

                                    ENCORE MEDICAL CORPORATION


                                    By: /s/ August Faske
                                        ---------------------------------
                                        August Faske,
                                        Executive Vice President -
                                        Chief Financial Officer

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